UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2013

GENESEE & WYOMING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Field Point Road, Greenwich, Connecticut		06830
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 629-3722

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 1, 2012, Genesee & Wyoming Inc. (“G&W”) acquired RailAmerica, Inc. (“RailAmerica”). Immediately following the acquisition, G&W placed the shares of RailAmerica into an independent voting trust pending regulatory approval of the transaction by the U.S. Surface Transportation Board (“STB”). G&W accounted for the earnings of RailAmerica using the equity method of accounting while the shares were held in trust. The STB approved the transaction and permitted G&W to take control of RailAmerica effective as of December 28, 2012. G&W partially financed the acquisition through the issuance of mandatorily convertible preferred stock (the “Series A-1 Preferred Stock”), which Series A-1 Preferred Stock was convertible into shares of G&W’s Class A Common Stock in certain circumstances. In connection with the conversion of all of the outstanding Series A-1 Preferred Stock into shares of G&W’s Class A Common Stock on February 13, 2013 and G&W’s obligation, pursuant to a related registration rights agreement, to register the resale of such shares of Class A Common Stock, the following financial information is included as Exhibits 99.1 and 99.2 hereto and is incorporated herein by reference:

•	unaudited consolidated financial statements of RailAmerica for the nine months ended September 30, 2012 and 2011; and

•	unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012.

The pro forma financial information described above gives effect to certain pro forma events related to the acquisition of RailAmerica and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the combined company. In addition, Exhibit 99.2 hereto includes additional pro forma information for freight revenues and carloads for G&W and RailAmerica on a combined basis. The pro forma freight revenues and carloads information has been reclassified to reflect G&W’s commodity classifications effective January 1, 2013.

In connection with the registration of the resale of the shares of Class A Common Stock issued upon conversion of the Series A-1 Preferred Stock, the opinion of Simpson Thacher & Bartlett LLP, and related consent, are filed as Exhibits 5 and 23 hereto and are incorporated herein by reference and into G&W’s Registration Statement on Form S-3 (File No. 333-183862).

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future events and future performance of G&W. Words such as “anticipates,” “intends,” “plans,” “believes,” “seeks,” “expects,” “estimates,” “trends,” “outlook,” variations of these words and similar expressions are intended to identify these forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to forecast. Actual results may differ materially from those expressed or forecasted in these forward-looking statements. The areas in which there is risk and uncertainty are further described in documents that G&W files from time to time with the Securities and Exchange Commission, which contain additional important factors that could cause actual results to differ from current expectations and from the forward-looking statements contained herein. Readers of this document are cautioned that the forward-looking statements are not guarantees of future performance and G&W’s actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

Exhibit 5	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 23	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5).

Exhibit 99.1	Unaudited consolidated financial statements of RailAmerica for the nine months ended September 30, 2012 and 2011.

Exhibit 99.2	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC.

Date: March 13, 2013	By:	/s/ Timothy J. Gallagher
	Name:	Timothy J. Gallagher
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 5	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 23	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5).

Exhibit 99.1	Unaudited consolidated financial statements of RailAmerica for the nine months ended September 30, 2012 and 2011.

Exhibit 99.2	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012.